CUSIP NO. 125965103              SCHEDULE 13D                  Page  16 of  29
                                                                    ---    ---


                                    EXHIBIT A

Identity and Background of Directors and Executive Officers of Reporting Persons
                           and Item 2(d) Information

                                 INVESTCORP S.A.
                                    DIRECTORS

                              PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                          ADDRESS                OCCUPATION              CITIZENSHIP
   ----                          -------                ----------              -----------
Abdul-Rahman Salim Al-Ateeqi   P.O. Box 848          Personal Advisor to       Kuwaiti
                               Safat 13009           H.H. the Amir of the
                               Kuwait                State of Kuwait

                                                     Chairman of Bahrain
                                                     Middle East Bank

Omar A. Aggad                  P.O. Box 2256         Chairman and               Saudi
                               Riyadh 11451          President of Aggad
                               Kingdom of Saudi      Investment Co.
                               Arabia

CUSIP NO. 125965103              SCHEDULE 13D                  Page  16 of  29
                                                                    ---    ---

                              PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                          ADDRESS                OCCUPATION              CITIZENSHIP
   ----                          -------                ----------              -----------
Easa Saleh Al Gurg             P.O. Box 325          Ambassador of the         U.A.E.
                               Dubai                 United Arab Emirates
                               United Arab Emirates  to the Court of St.
                                                     James's and The
                                                     Republic of Ireland

                                                     Chairman, Easa Saleh
                                                     Al Gurg Group of
                                                     Companies, Dubai, a
                                                     major trading house

                                                     Chairman, Arabian
                                                     Explosives Co LLC, a
                                                     manufacturer of
                                                     industrial explosives

                                                     Chairman, Al Gurg
                                                     Leight's Paints LLP,
                                                     a manufacturer of
                                                     decorative and
                                                     industrial paints

                                                     Chairman, Gulf Metal
                                                     Foundry LLC, a manufacturer
                                                     of carbon, steel, stainless
                                                     steel, manganese steel, and
                                                     SG iron castings

                                                     Chairman, Al Gurg
                                                     Lever LLC, a
                                                     foodstuffs and
                                                     consumer goods company

                                                     Chairman, Al Gurg
                                                     Fosroc LLC, a
                                                     manufacturer of
                                                     construction chemicals

                                                     Director, Emirates
                                                     International, Dubai

                                                     Deputy Chairman,
                                                     National Bank of
                                                     Fujairah

                                                     Director, Egyptian
                                                     British Bank, Cairo

                                                     Director, Emirates
                                                     Bank International
                                                     PJSC

CUSIP NO. 125965103              SCHEDULE 13D                  Page  18 of  29
                                                                    ---    ---

                              PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                          ADDRESS                OCCUPATION              CITIZENSHIP
   ----                          -------                ----------              -----------
Ahmed Abdullah Al Mannai       P.O. Box 76           Chairman, Mannai          Qatari
                               Doha                  Corporation Ltd.
                               Qatar

                                                     Chairman, Ahmed
                                                     Mannai & Co. (QSC)

Abdulaziz A. Al-Sulaiman       P.O. Box 222          Chairman of Rolaco         Saudi
                               Jeddah 21411          Trading and
                               Kingdom of Saudi      Contracting
                               Arabia

Khalid Rashid Al Zayani        P.O. Box 5553         Group Chairman, Al       Bahraini
                               Manama                Zayani Investments
                               Bahrain               Group of Companies

Hussain Ibrahim Al-Fardan      P.O. Box 63           Chairman, Alfardan        Qatari
                               Doha                  Group of Companies
                               Qatar                 (Holdings) WLL

Nasser Ibrahim Al-Rashid       P.O. Box 4354         Chairman, Rashid           Saudi
                               Riyadh 11491          Engineering
                               Kingdom of Saudi
                               Arabia

Abdul Rahman Ali Al-Turki      P.O. Box 718          Chairman and CEO,          Saudi
                               Dammam 31421          A.A. Turki Group of
                               Kingdom of Saudi      Companies
                               Arabia

                                                     Chairman and CEO, ATCO
                                                     Development, Inc.

                                                     Chairman and CEO,
                                                     ATCO Development
                                                     Ltd., London, UK

Mohammed Abdullah Al-Zamil     P.O. Box 285          Chairman, A.H.           Bahraini
                               Manama                Al-Zamil Group of
                               Bahrain               Companies

CUSIP NO. 125965103              SCHEDULE 13D                  Page  19 of  29
                                                                    ---    ---

                              PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                          ADDRESS                OCCUPATION              CITIZENSHIP
   ----                          -------                ----------              -----------

Abdullah Mohamed Alireza       P.O. Box 1555         Chairman, Reza             Saudi
                               Jeddah 21441          Investment Co., a
                               Kingdom of Saudi      water resources
                               Arabia                development, sports
                                                     and leisure, and
                                                     retail distribution
                                                     company

                                                     Chairman, Reza Food
                                                     Services Co., a
                                                     McDonalds franchise
                                                     in Western Province,
                                                     Saudi Arabia

                                                     Chairman,
                                                     International
                                                     Chemical Industries &
                                                     Trading Co.

                                                     Vice Chairman of the
                                                     Supervisory Board,
                                                     Haji Abdullah Alireza
                                                     & Co.

Abdullah Taha Bakhsh           P.O. Box 459          Chairman, TRACO            Saudi
                               Jeddah 21411          (Trading, Engineering
                               Kingdom of Saudi      & Contracting
                               Arabia                Corporation), a
                                                     holding company

                                                     Chairman, TRACO (Real
                                                     Estate), a marketing and
                                                     wholesaling of lands, real
                                                     estate development and
                                                     property management company

                                                     Chairman, TRACO
                                                     (Engineering), a civil
                                                     contracting, concrete and
                                                     steel structural
                                                     renovation, marine and deep
                                                     sea engineering company

                                                     Chairman, TRACO
                                                     (Hotels), a hotel
                                                     ownership and
                                                     management company

CUSIP NO. 125965103              SCHEDULE 13D                  Page  20 of  29
                                                                    ---    ---

                              PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                          ADDRESS                OCCUPATION              CITIZENSHIP
   ----                          -------                ----------              -----------
Faraj Ali Bin Hamoodah         P.O. Box 203          President, Bin            U.A.E.
                               Abu Dhabi             Hamoodah Group of
                               United Arab           Companies
                               Emirates

Mustafa Jassim Boodai          P.O. Box 1287         Chairman, Boodai          Kuwaiti
                               Safat 13013           Corporation
                               Kuwait

Mohammed Yousef Jalal          P.O. Box 113          Chairman, Mohammed       Bahraini
                               Manama                Jalal & Sons Group of
                               Bahrain               Companies, a trading
                                                     and contracting group

Nemir Amin Kirdar              Investcorp House      President and CEO of     Bahraini
                               P.O. Box 5340         Investcorp Bank E.C.
                               Manama
                               Bahrain

Abdul Aziz Jassim Kanoo        P.O. Box 37           Deputy Chairman and        Saudi
                               Dammam 31411          Deputy CEO, Yusuf Bin
                               Kingdom of Saudi      Ahmed Kanoo Group,
                               Arabia                Saudi Arabia

                                                     Chairman, Saudi
                                                     Arabian Industrial &
                                                     Trading Est.

                                                     Chairman, Baroid
                                                     (Saudi Arabia) Ltd.

                                                     Chairman, Saudi
                                                     Arabian Lube
                                                     Additives Co. Ltd.

                                                     Chairman, Key
                                                     Communications
                                                     Development Ltd.

CUSIP NO. 125965103              SCHEDULE 13D                  Page  21 of  29
                                                                    ---    ---


                                    EXHIBIT A

                                      SIPCO
                                    DIRECTORS


                       PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                   ADDRESS                OCCUPATION              CITIZENSHIP
   ----                   -------                ----------              -----------
Hussain Ibrahim         P.O. Box 63       Chairman, Alfardan Group          Qatari
Al-Fardan               Doha              of Companies (Holdings)
                        Qatar             WLL

Mohammed Yousef Jalal   P.O. Box 113      Chairman, Mohammed Jalal         Bahraini
                        Manama            & Sons Group of
                        Bahrain           Companies, a trading and
                                          contracting group

Nemir Amin Kirdar       P.O. Box 5340     President and CEO of             Bahraini
                        Manama            Investcorp Bank E.C.
                        Bahrain

Abdul-Rahman Salim      P.O. Box 848      Personal Advisor to H.H.         Kuwaiti
Al-Ateeqi               Safat 13009       the Amir of the State of
                        Kuwait            Kuwait

                                          Chairman of Bahrain
                                          Middle East Bank

Abdul Aziz Jassim       P.O. Box 37       Deputy Chairman and               Saudi
Kanoo                   Dammam 31411      Deputy  CEO, Yusuf Bin
                        Kingdom of        Ahmed Kanoo Group, Saudi
                        Saudi Arabia      Arabia

                                          Chairman, Saudi Arabian
                                          Industrial & Trading Est.

                                          Chairman, Baroid (Saudi
                                          Arabia) Ltd.

                                          Chairman, Saudi Arabian
                                          Lube Additives Co. Ltd.

                                          Chairman, Key
                                          Communications
                                          Development Ltd.

Lawrence B. Kessler     P.O. Box 5340     Chief Administrative              U.S.A.
                        Manama            Officer of Investcorp S.A.
                        Bahrain

CUSIP NO. 125965103              SCHEDULE 13D                  Page  22 of  29
                                                                    ---    ---

                       PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                   ADDRESS                OCCUPATION              CITIZENSHIP
   ----                   -------                ----------              -----------

Gary S. Long            P.O. Box 5340     Chief Financial Officer           U.S.A.
                        Manama            of Investcorp S.A.
                        Bahrain

CUSIP NO. 125965103              SCHEDULE 13D                  Page  23 of  29
                                                                    ---    ---

                                    EXHIBIT A

                           INVESTCORP CSK HOLDINGS LP
                                    DIRECTOR

                           ADDRESS OF
                           PRINCIPAL
                           BUSINESS
                         AND PRINCIPAL                PRESENT PRINCIPAL
   NAME                     OFFICE                      OCCUPATION                CITIZENSHIP
   ----                 --------------                  ----------                -----------
                      West Wind Building             Principal, Investcorp S.A.     Bahraini
Ebrahim Ebrahim       P.O. Box 1111
                      Harbour Drive
                      George Town, Grand
                      Cayman, Cayman
                      Islands, B.W.I.

Mahood Al-Aradi       West Wind Building            Principal, Investcorp S.A.       Bahraini
                      P.O. Box 1111
                      Harbour Drive
                      George Town, Grand
                      Cayman, Cayman
                      Islands, B.W.I.

CUSIP NO. 125965103              SCHEDULE 13D                  Page  24 of  29
                                                                    ---    ---
                                    EXHIBIT A

                                 INVESTCORP S.A.
                               EXECUTIVE OFFICERS


                       PRESENT BUSINESS        PRESENT PRINCIPAL
   NAME                   ADDRESS                OCCUPATION              CITIZENSHIP
   ----                   -------                ----------              -----------

Nemir Amin Kirdar       P.O. Box 5340     President and CEO of             Bahraini
                        Manama            Investcorp Bank E.C.
                        Bahrain

Lawrence B. Kessler     P.O. Box 5340     Chief Administrative              U.S.A.
                        Manama            Officer of Investcorp S.A.
                        Bahrain

Gary S. Long            P.O. Box 5340     Chief Financial Officer           U.S.A.
                        Manama            of Investcorp S.A.
                        Bahrain

Salman A. Abbasi        P.O. Box 5340     Secretary of Investcorp           U.S.A.
                        Manama            S.A.
                        Bahrain


CUSIP NO. 125965103              SCHEDULE 13D                  Page  25 of  29
                                                                    ---    ---



                                  SIPCO LIMITED
                               EXECUTIVE OFFICERS


                                                PRESENT BUSINESS          PRINCIPAL
   NAME                  POSITION                 ADDRESS                 BUSINESS              CITIZENSHIP
   ----                   -------                ----------              -----------            -----------
Paget-Brown &           Secretary                West Wind Building       Providing             Cayman Islands
Company Ltd.                                     P.O. Box 1111            Corporate
                                                 Harbour Drive            Management
                                                 George Town, Grand       Services
                                                 Cayman, Cayman
                                                 Islands, B.W.I.

CUSIP NO. 125965103              SCHEDULE 13D                  Page  26 of  29
                                                                    ---    ---


                          INVESTCORP CSK HOLDINGS L.P.
                               EXECUTIVE OFFICERS

                                         PRESENT BUSINESS          PRINCIPAL
   NAME                  POSITION           ADDRESS                BUSINESS          CITIZENSHIP
   ----                   -------          ----------             -----------       -----------
Paget-Brown & Company    Secretary        West Wind Building      Providing        Cayman Islands
Ltd.                                      P.O. Box 1111           Corporate
                                          Harbour Drive           Management
                                          George Town, Grand      Services
                                          Cayman, Cayman
                                          Islands, B.W.I.